                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER





The undersigned certifies that she is Senior Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated April 1, 1998, (98-3), between the Company and First Trust National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from August 16, 1998 to September 15, 1998 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 29th day of September, 1998.

                                            GREEN TREE FINANCIAL CORP.




                                            BY: /s/Phyllis A. Knight
                                                --------------------
                                                Phyllis A. Knight
                                                Senior Vice President and
                                                Treasurer

                        GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.6588%, 5.95%, 6.03%,
          6.10%,6.22%, 6.76% PASS-THROUGH CERTIFICATES, SERIES 1998-3
                      CLASS A1,A2,A3,A4,A5,A6 CERTIFICATES
                                 MONTHLY REPORT
                                     Sep-98

                                   CUSIP NO.#393505-D74, D82, D90, E24, E32, E40
                                                       TRUST ACCOUNT  #3336513-0
                                                        REMITTANCE DATE 10/01/98

                                                                                    Total $        Per $1,000
                                                                                    Amount          Original
                                                                                ----------------  --------------

CLASS A CERTIFICATES
--------------------------------------
(1a) Amount available( including Monthly Servicing Fee)                            6,266,791.66
                                                                                ----------------

 (b) Class M-1 Interest Deficiency Amount (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn for prior Remittance Date                        0.00
                                                                                ----------------

 (c) Amount Available after giving effect to withdrawal of Class M-1 Interest
     Deficiency Amount and Class B-1 Interest Deficiency Amount for prior
     Remittance Date                                                               6,266,791.66
                                                                                ----------------

A.   Interest
     (2)  Aggregate  interest
         a. Class A-1 Remittance Rate (5.6588%)                                         5.6588%
                                                                                ----------------
         b. Class A-1 Interest                                                        34,776.68      1.66395598
                                                                                ----------------  --------------

         c. Class A-2 Remittance Rate (5.95%)                                             5.95%
                                                                                ----------------
         d. Class A-2 Interest                                                       138,833.33      4.95833321
                                                                                ----------------  --------------

         e. Class A-3 Remittance Rate (6.03%)                                             6.03%
                                                                                ----------------
         f. Class A-3 Interest                                                       301,500.00      5.02500000
                                                                                ----------------  --------------

         g. Class A-4 Remittance Rate (6.10%)                                             6.10%
                                                                                ----------------
         h. Class A-4 Interest                                                       152,500.00      5.08333333
                                                                                ----------------  --------------

         i. Class A-5 Remittance Rate (6.22%, unless
            the Weighted Average Contract Rate is
            less than 6.22%)                                                              6.22%
                                                                                ----------------
         j. Class A-5 Interest                                                       544,250.00      5.18333333
                                                                                ----------------  --------------

         k. Class A-6 Remittance Rate 6.76%, (unless
            the Weighted Average Contract Rate is
            less than 6.76%)                                                              6.76%
                                                                                ----------------
         l. Class A-6 Interest                                                     1,006,113.33      5.63333331
                                                                                ----------------  --------------

     (3) Amount applied to:
         a. Unpaid Class A Interest Shortfall                                              0.00               0
                                                                                ----------------  --------------

     (4) Remaining:
         a. Unpaid Class A Interest Shortfall                                              0.00               0
                                                                                ----------------  --------------

B.   Principal
     (5) Formula Principal Distribution  Amount                                    2,528,113.56             N/A
                                                                                ----------------  --------------
         a. Scheduled Principal                                                      542,322.75             N/A
                                                                                ----------------  --------------
         b. Principal Prepayments                                                  1,790,040.04             N/A
                                                                                ----------------  --------------
         c. Liquidated Contracts                                                      78,055.32             N/A
                                                                                ----------------  --------------
         d. Repurchases                                                                    0.00             N/A
                                                                                ----------------  --------------
         e. Current Month Advanced Principal                                         761,674.70             N/A
                                                                                ----------------  --------------
         f. Prior Month Advanced Principal                                          (643,979.25)            N/A
                                                                                ----------------  --------------

     (6) Pool Scheduled Principal Balance                                        484,708,272.54
                                                                                ----------------

    (6b) Adjusted Pool Principal Balance                                         483,946,597.84    967.89319568
                                                                                ----------------  --------------
    (6c) Pool Factor                                                                 0.96789320
                                                                                ----------------

                        GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.6588%, 5.95%, 6.03%,
          6.10%,6.22%, 6.76% PASS-THROUGH CERTIFICATES, SERIES 1998-3
                      CLASS A1,A2,A3,A4,A5,A6 CERTIFICATES
                                 MONTHLY REPORT
                                     Sep-98
                                     PAGE 2

                                   CUSIP NO.#393505-D74, D82, D90, E24, E32, E40
                                                       TRUST ACCOUNT  #3336513-0
                                                        REMITTANCE DATE 10/01/98



    (7) Unpaid Class A Principal Shortfall
          (if any) following prior Remittance Date                                         0.00
                                                                                ----------------

    (8) Class A Percentage for such Remittance Date                                      91.26%
                                                                                ----------------

    (9) Class A Percentage for the following  Remittance Date                            91.22%
                                                                                ----------------

    (10) Class A  Principal Distribution:
         a. Class A-1                                                              2,528,113.56    120.96237129
                                                                                ----------------  --------------
         b. Class A-2                                                                      0.00      0.00000000
                                                                                ----------------  --------------
         c. Class A-3                                                                      0.00      0.00000000
                                                                                ----------------  --------------
         d. Class A-4                                                                      0.00      0.00000000
                                                                                ----------------  --------------
         e. Class A-5                                                                      0.00      0.00000000
                                                                                ----------------  --------------
         g. Class A-6                                                                      0.00      0.00000000
                                                                                ----------------  --------------

     (11) Class A-1 Principal Balance                                              4,846,597.84    231.89463349
                                                                                ----------------  --------------
    (11a) Class A-1 Pool Factor                                                      0.23189463
                                                                                ----------------

     (12) Class A-2 Principal Balance                                             28,000,000.00    1000.0000000
                                                                                ----------------  -------------
    (12a) Class A-2 Pool Factor                                                      1.00000000
                                                                                ----------------

     (13) Class A-3 Principal Balance                                             60,000,000.00    1000.0000000
                                                                                ----------------  -------------
    (13a) Class A-3 Pool Factor                                                      1.00000000
                                                                                ----------------

     (14) Class A-4 Principal Balance                                             30,000,000.00    1000.0000000
                                                                                ----------------  -------------
    (14a) Class A-4 Pool Factor                                                      1.00000000
                                                                                ----------------

     (15) Class A-5 Principal Balance                                            105,000,000.00    1000.0000000
                                                                                ----------------  -------------
    (15a) Class A-5 Pool Factor                                                      1.00000000
                                                                                ----------------

     (16) Class A-6 Principal Balance                                            178,600,000.00    1000.0000000
                                                                                ----------------  --------------
    (16a) Class A-6 Pool Factor                                                      1.00000000
                                                                                ----------------

     (17) Unpaid Class A Principal Shortfall
              (if any)following current Remittance Date                                    0.00
                                                                                ----------------

C.   Aggregate Scheduled Balances and Number of Delinquent
      Contracts as of Determination Date

         (18)  31-59 days                                                          3,726,396.89             103
                                                                                ----------------  --------------

         (19)  60 days or more                                                     2,185,587.67              62
                                                                                ----------------  --------------

         (20)  Current Month Repossessions                                            138,136.49              5
                                                                                ----------------  --------------

         (21)  Repossession Inventory                                                236,082.32               9
                                                                                ----------------  --------------

Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.

                        GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.6588%, 5.95%, 6.03%,
          6.10%,6.22%, 6.76% PASS-THROUGH CERTIFICATES, SERIES 1998-3
                      CLASS A1,A2,A3,A4,A5,A6 CERTIFICATES
                                 MONTHLY REPORT
                                     Sep-98
                                     PAGE 3

                                   CUSIP NO.#393505-D74, D82, D90, E24, E32, E40
                                                       TRUST ACCOUNT  #3336513-0
                                                        REMITTANCE DATE 10/01/98


Class M-1 Distribution Test and Class B Distribution test (applicable on and after the Remittance Date occurring in May 2002.)

(22)  Average Sixty - Day Delinquency Ratio Test

         (a) Sixty - Day Delinquency Ratio for current Remittance Date                               0.50 %
                                                                                               -----------

         (b) Average Sixty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
             may not exceed 3.5%)                                                                    0.31 %
                                                                                               -----------

(23)  Average Thirty - Day Delinquency Ratio  Test

         (a) Thirty - Day Delinquency Ratio for current Remittance Date                              1.27 %
                                                                                               -----------

         (b) Average Thirty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
             may not exceed 5.5%)                                                                    0.53 %
                                                                                               -----------

(24)  Cumulative Realized Losses Test

         (a) Cumulative Realized Losses for current Remittance Date
             (as a percentage of Cut-off Date Pool Principal Balance;
             may not exceed 5.5% from June 1, 2002 to May 31, 2003,
             6.5% from June 1, 2003 to May 31, 2004; 8.5% from                                       0.01 %
             June 1, 2004 to May 31, 2005 and 9.5% thereafter)                                 -----------

(25)  Current Realized Losses Test

         (a) Current Realized Losses for current Remittance Date                                 31,138.85
                                                                                               -----------

         (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third
             preceding Remittance and for current Remittance Date;
             may not exceed 2.25%)                                                                   0.04 %
                                                                                               -----------

(26)  Class M-1 Principal Balance Test

         (a) The sum of Class M-1 Principal Balance and Class B Principal Balance
             (before distributions on current Remittance Date) divided by
             Pool Scheduled Principal Balance as of preceding Remittance Date
             is greater than 22.5%                                                                  15.93 %
                                                                                               -----------

(27)  Class B Principal Balance Test

         (a) Class B Principal Balance (before any distributions on current
             Remittance Date) as of such Remittance date is greater than $15,000,000.00               0.00
                                                                                               -----------

         (b) Class B Principal Balance (before distributions on current
             Remittance Date) divided by pool Scheduled Principal Balance
             as of preceding Remittance Date is equal to or greater than 12.75%.                     8.74 %
                                                                                               -----------

                        GREEN TREE FINANCIAL CORPORATION
      MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.86%, 7.29%, 8.07%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-3
                              CLASS M1 CERTIFICATES
                                 MONTHLY REPORT
                                     Sep-98
                                     PAGE 4

                                                 CUSIP NO. #393505-E57, E65, E73
                                                       TRUST ACCOUNT  #3336513-0
                                                        REMITTANCE DATE 10/01/98

                                                                                    Total $        Per $1,000
                                                                                    Amount          Original
                                                                                ---------------   -------------
CLASS M-1 CERTIFICATES
--------------------------------------
(28) Amount available( including Monthly Servicing Fee)                            1,560,704.76
                                                                                ----------------
A.   Interest
     (29)  Aggregate  interest

         (a) Class M-1 Remittance Rate 6.86%, unless the
         Weighted Average Contract Rate is less than 6.86%)                               6.86%
                                                                                ----------------

         (b) Class M-1 Interest                                                      200,083.33      5.71666657
                                                                                ----------------  --------------

         (c) Interest on Class M-1 Adjusted Principal Balance                              0.00
                                                                                ----------------

     (30)  Amount applied to Class M-1 Interest Deficiency Amount                          0.00
                                                                                ----------------

     (31)  Remaining unpaid Class M-1 Interest Deficiency Amount                           0.00
                                                                                ----------------

     (32)  Amount applied to:
         a. Unpaid Class M-1 Interest Shortfall                                            0.00               0
                                                                                ----------------  --------------

     (33)  Remaining:
         a. Unpaid Class M-1 Interest Shortfall                                            0.00               0
                                                                                ----------------  --------------

B.   Principal
     (34)  Formula Principal Distribution  Amount                                          0.00             N/A
                                                                                ----------------  --------------
         a. Scheduled Principal                                                            0.00             N/A
                                                                                ----------------  --------------
         b. Principal Prepayments                                                          0.00             N/A
                                                                                ----------------  --------------
         c. Liquidated Contracts                                                           0.00             N/A
                                                                                ----------------  --------------
         d. Repurchases                                                                    0.00             N/A
                                                                                ----------------  --------------

     (35)  Class M-1 Principal Balance                                            35,000,000.00   1000.00000000
                                                                                ----------------  --------------
    (35a)  Class M-1 Pool Factor                                                     1.00000000
                                                                                ----------------

     (36)  Class M-1 Percentage for such Remittance Date                                  0.00%
                                                                                ----------------

     (37)  Class M-1  Principal Distribution:
         a. Class M-1 (current)                                                            0.00      0.00000000
                                                                                ----------------  --------------
                b. Unpaid Class M-1 Principal Shortfall
                    (if any) following prior Remittance Date                               0.00
                                                                                ----------------

     (38)  Unpaid Class M-1 Principal Shortfall
            (if any) following current Remittance Date                                     0.00
                                                                                ----------------

     (39)  Class M-1 Percentage for the following Remittance Date                         0.00%
                                                                                ----------------

     (40)  Class M-1 Liquidation Loss Interest
           (a) Class M-1 Liquidation Loss Amount                                           0.00
                                                                                ----------------

           (b) Amount applied to Class M-1
               Liquidation Loss Interest Amount                                           0.00
                                                                                ----------------

           (c) Remaining Class M-1 Liquidation Loss
               Interest Amount                                                            0.00
                                                                                ----------------

           (d) Amount applied to Unpaid Class M-1
               Loss Interest Shortfall                                                    0.00
                                                                                ----------------

           (e) Remaining Unpaid Class M-1
               Liquidation Loss Interest Shortfalls                                       0.00
                                                                                ----------------

                        GREEN TREE FINANCIAL CORPORATION
      MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.86%, 7.29%, 8.07%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-3
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                                     Sep-98

                                                 CUSIP NO. #393505-E57, E65, E73
                                                        REMITTANCE DATE 10/01/98

CLASS BI CERTIFICATES
--------------------------------------
                                                                                   Total $         Per $1,000
                                                                                    Amount          Original
                                                                                ---------------   -------------
  (1) Amount  Available less the Class A
      Distribution Amount  and Class M-1 Distribution
      Amount (including Monthly Servicing Fee)                                     1,360,621.43
                                                                                ----------------

  (2) Class B-1 Adjusted Principal Balance                                                 0.00
                                                                                ----------------

  (3) Class B-1 Remittance Rate  (7.29%
      unless Weighted Average Contract Rate
      is below 7.29%)                                                                     7.29%
                                                                                ----------------

  (4) Interest on Class B-1 Adjusted Principal Balance                                     0.00
                                                                                ----------------

  (3) Aggregate Class B1 Interest                                                    136,687.50      6.07500000
                                                                                ----------------  --------------

  (4) Amount applied to Unpaid
      Class B1 Interest Shortfall                                                          0.00            0.00
                                                                                ----------------  --------------

  (5) Remaining Unpaid Class B1
      Interest Shortfall                                                                   0.00            0.00
                                                                                ----------------  --------------

  (6) Amount applied to Class B-1
      Interest Deficiency Amount                                                           0.00
                                                                                ----------------

  (7) Remaining Unpaid Class B-1
      Interest Deficiency Amount                                                           0.00
                                                                                ----------------

  (8) Unpaid Class B-1 Principal Shortfall
      (if any) following prior Remittance Date                                             0.00
                                                                                ----------------

 (8a) Class B Percentage for such Remittance Date                                          0.00
                                                                                ----------------

  (9) Current Principal (Class B Percentage of Formula Principal
      Distribution Amount)                                                                 0.00      0.00000000
                                                                                ----------------  --------------

(10a) Class B1 Principal Shortfall                                                         0.00
                                                                                ----------------

(10b) Unpaid Class B1 Principal Shortfall                                                  0.00
                                                                                ----------------

 (11) Class B Principal Balance                                                   42,500,000.00
                                                                                ----------------

 (12) Class B1 Principal Balance                                                  22,500,000.00
                                                                                ---------------
(12a) Class B1 Pool Factor                                                           1.00000000
                                                                                ----------------

 (13) Class B-1 Liquidation Loss Interest
      (a) Class B-1 Liquidation Loss Amount                                                0.00
                                                                                ----------------

      (b) Amount Applied to Class B-1 Liquidation Loss Interest Amount                     0.00
                                                                                ----------------

      (c) Remaining Class B-1 Liquidation Loss Interest Amount                             0.00
                                                                                ----------------

      (d) Amount applied to Unpaid Class B-1 Liquidation Loss Interest Shortfall           0.00
                                                                                ----------------

      (e) Remaining Unpaid Class B-1 Liquidation Loss Interest Shortfall                   0.00
                                                                                ----------------

                        GREEN TREE FINANCIAL CORPORATION
      MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.86%, 7.29%, 8.07%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-3
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                                     Sep-98
                                     PAGE 2

                                                 CUSIP NO. #393505-E57, E65, E73
                                                        REMITTANCE DATE 10/01/98

                                                                                   Total $          Per $1,000
CLASS B2 CERTIFICATES                                                               Amount           Original
--------------------------------------                                          ----------------  --------------
 (14) Remaining Amount Available                                                   1,223,933.93
                                                                                ----------------

 (15) Class B-2 Remittance Rate ( 8.07%
      unless Weighted Average Contract
      Rate is less than 8.07%)                                                            8.07%
                                                                                ----------------

 (16) Aggregate Class B2 Interest                                                    134,500.00      6.72500000
                                                                                ----------------  --------------

 (17) Amount applied to Unpaid
      Class B2 Interest Shortfall                                                          0.00            0.00
                                                                                ----------------  --------------

 (18) Remaining Unpaid Class B2
      Interest Shortfall                                                                   0.00            0.00
                                                                                ----------------  --------------

 (19) Unpaid Class B2 Principal Shortfall
      (if any) following prior Remittance Date                                             0.00
                                                                                ----------------

 (20) Class B2 Principal Liquidation Loss Amount                                           0.00
                                                                                ----------------

 (21) Class B2 Principal (zero until class B1
      paid down: thereafter, Class B Percentage
      of formula Principal Distribution Amount)                                            0.00      0.00000000
                                                                                ----------------  --------------

 (22) Guarantee Payment                                                                    0.00
                                                                                ----------------

 (23) Class B2 Principal Balance                                                  20,000,000.00
                                                                                ----------------
 (23a) Class B2 Pool Factor                                                          1.00000000
                                                                                ----------------

 (24) Monthly Servicing Fee (deducted from
      Certificate Account balance to arrive at
      Amount Available if the Company or Green Tree
      Financial Servicing Corporation is not the Servicer;
      deducted from funds remaining after payment of Class A
      Distribution Amount, Class M-1 Distribution Amount,
      Class B-1 Distribution Amount and Class B-2 Distribution
      Amount, if the Company or Green Tree Financial Servicing Corp.                 202,966.12
      is the Servicer)                                                          ----------------


 (25) Class B-3I Guarantee Fee                                                       886,467.81
                                                                                ----------------

 (26) Class B-3I Distribution Amount                                                       0.00
                                                                                ----------------

 (27) Class B-3I Formula Distribution Amount (all Excess
      Interest plus Unpaid Class B-3I Shortfall)                                           0.00
                                                                                ----------------

 (28) Class B-3I Distribution Amount (remaining Amount Available)                          0.00
                                                                                ----------------

 (29) Class B-3I Shortfall (26-27)                                                         0.00
                                                                                ----------------

 (30) Unpaid Class B-3I Shortfall                                                          0.00
                                                                                ----------------

 (31) Class M-1 Interest Deficiency on such Remittance Date                                0.00
                                                                                ----------------

 (32) Class B-1 Interest Deficiency on such Remittance Date                                0.00
                                                                                ----------------

 (33) Repossessed Contracts                                                          138,136.49
                                                                                ----------------
 (34) Repossessed Contracts Remaining in Inventory                                   236,082.32
                                                                                ----------------

 (35) Weighted Average Contract Rate                                                    9.59088
                                                                                ----------------

Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.